UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – October 17, 2014
THE BANK OF NEW YORK MELLON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Wall Street New York, New York (Address of principal executive offices)	10286 (Zip code)
Registrant’s telephone number, including area code – (212) 495-1784

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2014, The Bank of New York Mellon Corporation (“BNY Mellon”) issued an Earnings Release announcing its financial results for the third quarter of 2014. In addition, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Quarterly Financial Trends are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Earnings Release and the Quarterly Financial Trends is “furnished” as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. These exhibits shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein or in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On October 17, 2014, in conjunction with a conference call and webcast regarding BNY Mellon’s financial results, Key Facts and a Third Quarter 2014 Financial Highlights presentation are available on BNY Mellon’s website, www.bnymellon.com. A copy of each of the Key Facts and the Third Quarter 2014 Financial Highlights presentation is “furnished” as Exhibits 99.3 and 99.4, respectively, to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. This exhibit shall not be incorporated by reference into any filings BNY Mellon has made or may make under the Securities Act or Exchange Act, except as otherwise expressly stated in such filing. The contents of BNY Mellon’s website referenced herein or in the exhibits are not incorporated into this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d)    EXHIBITS.

Exhibit
Number	Description

99.1	The Bank of New York Mellon Corporation Earnings Release dated October 17, 2014, announcing financial results for the third quarter of 2014.

99.2	The Bank of New York Mellon Corporation Quarterly Financial Trends dated October 17, 2014, for the third quarter of 2014.

99.3	Key Facts – Third Quarter 2014 dated October 17, 2014.

99.4	Third Quarter 2014 Financial Highlights Presentation dated October 17, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)
Date: October 17, 2014	By: /s/ Craig T. Beazer
Name: Craig T. Beazer Title: Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Earnings Release dated October 17, 2014.	Furnished herewith
99.2	Quarterly Financial Trends dated October 17, 2014.	Furnished herewith
99.3	Key Facts – Third Quarter 2014 dated October 17, 2014.	Furnished herewith
99.4	Third Quarter 2014 Financial Highlights Presentation dated October 17, 2014.	Furnished herewith